Rowan Companies, Inc.

Investor Presentation

November, 2009



Rowan Companies, Inc.

Forward-Looking Statements

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company's principal operating areas; and environmental and other laws and regulations. Other relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

Offshore Drilling



Manufacturing



LTI Offshore Products



LTI Mining Products



LTI Drilling Systems



LTI Steel Products

Land Drilling



Offshore Drilling Is Rowan's Dominant Segment


Revenue
USD MM
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
11%
34%
55%
11%
34%
55%
10%
31%
59%
2007
2008
2009E
EBITDA
USD MM
$800
$700
$600
$500
$400
$300
$200
$100
$0
10%
11%
79%
10%
11%
79%
6%
7%
87%
2007
2008
2009E
Land
Manufacturing
Offshore

Highlights

Leading Global, High-spec Jack-up Company	• Owns 11 of the top 30 global jack-ups • One of the youngest fleets in the world • Focused on deep, difficult wells • Geographically diversified into 8 markets • Achieve premium day rates and utilization
Strategically Focused On Offshore Drilling	• Seek to expand into deepwater and consolidate high-end jack-ups • Separate land drilling and manufacturing at the appropriate time
Conservative Financial Profile With Strong Balance Sheet	• Focused on cost control and capital spending discipline • Robust contract backlog with high quality customers • New rig construction fully funded from cash and operations

76% Of Global Jack-up Fleet Over 20 Years Old

Industry – 453 Rigs


>30 Years Old
84 Rigs
19%
<20 Years Old
109 Rigs
24%
21-30 Years
260 Rigs
57%

Rowan - 22 Rigs


>30 Years Old
3 Rigs
14%
<20 Years Old
9 Rigs
41%
21-30 Years
10 Rigs
45%

Global Jack-up Fleet Has Few High-Spec Rigs

High-spec rigs are defined as jack-ups with 2 million pound hookload or greater



453 Total Rigs
26 High-Spec Rigs
10 Rowan Rigs
6%
38%
62% Other
94%

Has Jack-up Demand Bottomed?


Worldwide Jack-up Market Utilization = 73%
1
0
E. Canada: 100%
28
7
North Sea: 80%
22
50
US GOM: 31%
19
3
Mediterranean: 86%
89
25
Middle East: 78%
30
4
Mexico: 88%
37
13
SE Asia: 74%
18
10
West Africa: 64%
31
1
Indian Ocean: 97%
12
6
C & S America: 67%
5
0
Australia: 100%
Contracted
Not Contracted

Global Jack-up Tendering Activity Increasing



13
1
North Sea
1
Eastern Canada
9
Mexico
2
1
2
Mediterranean
5
Middle East
10
10
India
2
West Africa
2
S. America
Submitted 23
In House 4
In Bound 31

Substantial New Production Is Needed


Global Oil Production
120
100
80
60
40
20
0
MM Barrels / Day
2008
2028 Projected
Production
From New
Wells
Required
87 MM b/d
Production
From Existing
Wells

Source: Simmons & Company International

Newbuilds Cloud Jack-up Recovery

Sixty-six total jack-ups are scheduled to be delievered over the next two years; however, a substantial number may be cancelled due to lack of financing



Total Jack-up Newbuilds
At Risk
18
48

Source: ODS-Petrodata, Company estimates

Global Jack-up Fleet Growing Less Than Deepwater

- More newbuild jack-ups are uncontracted, but sublets threaten deepwater market

≥ 300' IC Jack-ups

73% Increase



350
300
250
200
150
100
50
175
243
302
Nov. 2005
Nov. 2009
Year End 2012

59 Scheduled Newbuilds
52 Uncontracted

≥ 5,000' Floaters

150% Increase



200
150
100
50
72
110
180
Nov. 2005
Nov. 2009
Year End 2012

68 Scheduled Newbuilds
26 Uncontracted

Rig Attrition Could Balance The Jack-up Market



Newbuild Jack-ups
Attrition
Total Fleet
Projected Fleet
Newbuild Jack-ups / Attrition
Total Fleet
35
30
25
20
15
10
5
0
500
450
400
350
300
250
Projected Fleet with estimated retirements and excluding Newbuilds at risk
Current fleet includes 63 mat rigs and 84 other commodity rigs which cannot work in many markets
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Retirements estimated by removing jack-ups 40 years or older

Source: Pareto / Company Estimates

Includes data supplied by ODS-Petrodata, Inc; Copyright 2009

Rowan's Global Jack-up Fleet

- 22 jack-up rigs located in the U.S. Gulf of Mexico, the Middle East, the North Sea, Eastern Canada, West Africa, Mexico and Egypt
  - » 19 premium cantilever jack-up rigs
  - » 3 commodity rigs with skid-base capability
- Capable of drilling to depths of up to 35,000 feet in up to 550 feet of water
- 13 of 22 rigs are on term contracts


2
CANADA
1
NORTH SEA
9
7
1
1
MIDDLE EAST
EGYPT
US GOM
MEXICO
1
WEST AFRICA

Strategy

Continue international expansion

Focus on deep, difficult wells requiring high-spec rigs

Expand into deepwater, consolidate high–spec jack-ups

Geographically Diversified Fleet

- Substantially transformed over the last 5 years into a major international global drilling contractor
- Increasing demand for higher rig specifications in international markets

12/31/03

24 Total Rigs



North Sea
1 Rig
Canada
1 Rig
4%
22 Rigs
92%
Gulf of Mexico

Q3 2009

22 Total Rigs



Mexico
1 Rig
Egypt
1 Rig
5%
West Africa
1 Rig
5%
Canada
1 Rig
5%
North Sea
2 Rigs
9%
Middle East
9 Rigs
41%
7 Rigs
32%
Gulf of Mexico

Young, Highly Capable Rigs

Building Six Additional High-spec Rigs


Tarzan Class
(4 High-Spec rigs)
4 Rigs
Gorilla Class
(1 High-Spec rig)
3 Rigs
240C Class
(1 High-Spec rig)
1 Rig
Super Gorilla Class
(4 High-Spec rigs)
4 Rigs
1 Rig
250-300 ft. Slot
2 Rigs
350 ft. Slot
7 Rigs
300-350 ft.
116-C Class

Rowan's High-Spec Rigs Offer Expanded Capabilities

	116C	EXL Class	Tarzan Class	240-C Class	Super Gorilla
Hookload	1.25M lbs	2M lbs	2M lbs	2.5M lbs	2.5M lbs
Cantilever Reach	52'	70'	60'	80'	100'
Leg Length	410'	477'	445'	491'	713'
# Mudpumps/HP	3/1,600 HP ea.	3/2,200 HP ea.	3/3,000 HP ea.	3/3,000 HP ea.	3/3,000 HP ea.


306'
300'
116C Class
EXL Class
Tarzan Class
240 -C Class
Super Gorilla

Rowan Is World's Leading High-Spec Jack-up Company


Ownership Of Top 30 Global Jack-up Rigs (1)
12
10
8
6
4
2
0
Rowan
Maersk
Transocea n
Noble
Skeie Drilling & Production
Petroprod (Larsen)
Seadrill

(1) Based on report published by ODS-Petrodata at Company's request, includes newbuilds

ODS-PETRODATA Consulting & Research

Rowan's Fleet Is Young Compared To Peers

- By year end 2012, new rig additions will reduce Rowan's average fleet age to 17 years



Years
35
30
25
20
15
10
5
0
19
23
26
26
27
31
Rowan (1)
22 Rigs
Ensco
42 Rigs
Transocean
65 Rigs
Diamond
13 Rigs
Noble
43 Rigs
Pride
7 Rigs

(1) Excludes jack-up rigs under construction

Rowan's High-Spec Rigs Command Superior Day Rates



Rowan Jack-ups
Industry Jack-ups
World Record
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Day Rate (US Dollars - Actual)
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09

ODS-PETRODATA Consulting & Research

$1.3 Billion Backlog From Investment Grade Customers


By Customer Type
NOCs
29%
Large* Independents
24%
Small Independents
3%
IOCs
44%


By Location
US Gulf of Mexico
22%
Land
18%
North Sea
11%
Egypt
8%
Mexico
5%
West Africa
5%
E. Canada
5%
Middle East
25%

* Large independents considered any company with annual revenues greater than $1 billion.

Note: NOCs are National Oil Companies; IOCs are Integrated Oil Companies.

Drilling Expenses Reduced Despite Increased Rig Days

Description	Amount ($ Millions)	Rig Days	
2008 costs	$630	7,663 Offshore	10,779 Land
Net new rigs	$30-35		
Personnel-related savings	($70-75)		
Maintenance savings Insurance, overhead and other	($50-55)		
2009 costs	$530-545	8,030 Offshore	11,503 Land

Offshore Daily Operating Costs Reduced Substantially

Daily Rig Operating Costs ($ Thousands)

Region	2008	2009	% Reduction
Gulf of Mexico	High $40s	Low $40s	5 - 10%
Middle East	Low $60s	Low $50s	12 - 15%
North Sea	Low $80s	Low $70s	8 - 10%
West Africa	High $80s	Mid $80s	5 - 7%
Canada	--	High $60s	--
Egypt	--	Mid $50s	--
Total	Low $60s	Low $50s	12 - 15%

Rowan Is Building Six High-Spec Jack-Ups

- New rig construction will be fully funded through cash and operations



2009
2010
2011
2012
Q4 2009
Ralph Coffman (240-C #2)
Q2 2010
Rowan EXL #1
Q3 2010
Rowan EXL #2
Q4 2010
Rowan EXL #3
Q3 2011
Joe Douglas (240-C #3)
Q1 2012
Rowan EXL #4

Newbuild CAPEX Will Decline Significantly


USD MM
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2009
2010
2011
2012
240Cs
EXLs

Substantial Liquidity, Investment Grade Credit Rating

	Actual 6/30/2009	Actual 9/30/2009
Cash	$ 214	$ 681
Credit Facility [(1)]	155	155
Total Liquidity	$ 369	$ 836
Total Debt-to-Cap	11.8%	22.6%
Net Debt-to-Cap	5.3%	4.8%
Total Debt-to-EBITDA	0.46	1.03
Net Debt-to-EBITDA	0.21	0.22

(1) Represents available borrowings under $155 million revolving credit facility

Rowan's Premium Land Fleet

- 32 land rigs in Texas, Louisiana and Alaska
- 20 land rigs are on term contracts
- Land fleet contracted backlog is approximately $250 million
- 26 of our land rigs are 2,000 HP or greater and capable of drilling wells to 35,000 feet; 19 are AC drive



NM
OK
AR
MS
TX
LA

Strategy

No fleet additions planned

Separate when appropriate

Highly Valuable Asset In LeTourneau Technologies



Offshore Products

- Unique ability to globally supply shipyards with high margin jack-up kits (legs, elevating systems, cantilevers, cranes)
- LTI jack-up designs plus kit supply allow emerging countries to establish jack-up shipyards
- One-third share of world jack-up fleet, 19% of newbuilds



Drilling Systems

- Dramatically expanded product line with more potential
  - Mud pumps, top drives, draw works, rotary tables, complete land rig packages
- Market share gain with more potential



Mining Products

- Dominant market share for world's largest front loaders
- Large, consistent, profitable after market business



Steel Products

- One of only five mills in the world producing high-strength plate steel with the thickness required for jack-up elevating racks

LTI Has Substantial Backlog Of External Sales

2003 – 2009 Revenues ($MM)


$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
2003
2004
2005
2006
2007
2008
2009*
External Sales
Internal Sales

$440 MM in Backlog (9/30/09)


Steel Products 1%
Offshore Products
32%
Drilling Systems
60%
7%
Mining & Forestry Products

Strategy

Improve operating efficiencies with minimal capital investment

Separate when market improves

* 2009 Budgeted Revenues

Highlights

Leading Global, High-spec Jack-up Company	• Owns 11 of the top 30 global jack-ups • One of the youngest fleets in the world • Focused on deep, difficult wells • Geographically diversified into 8 markets • Achieve premium day rates and utilization
Strategically Focused On Offshore Drilling	• Seek to expand into deepwater and consolidate high-end jack-ups • Separate land drilling and manufacturing at the appropriate time
Conservative Financial Profile With Strong Balance Sheet	• Focused on cost control and capital spending discipline • Robust contract backlog with high quality customers • New rig construction fully funded from cash and operations

Rowan Companies, Inc.

2800 Post Oak Blvd.
Suite 5450
Houston, TX 77056

713.621.7800
www.rowancompanies.com

Investor Contact:

Suzanne M. McLeod
Director, Investor Relations
smcleod@rowancompanies.com

